EXHIBIT 99.2

AUDITED FINANCIAL STATEMENTS OF CENTRIC RX, INC.
FOR THE YEARS ENDING DECEMBER 31, 2006 AND 2005

CENTRIC RX, INC.
(A Development Stage Company)

FINANCIAL STATEMENTS

December 31, 2006 and 2005

C O N T E N T S

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors
CENTRIC RX, INC.
Las Vegas, Nevada

We have audited the accompanying balance sheets of CENTRIC RX, INC. as of December 31, 2006 and 2005, and the related statements of operations, stockholders' equity and cash flows for the years ended December 31, 2006 and 2005 and from inception of the development stage on August 31, 2004 through December 31, 2006.  These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CENTRIC RX, INC. as of December 31, 2006 and 2005, and the results of their operations and their cash flows for the years ended December 31, 2006 and 2005 and from inception of the development stage on August 31, 2004 through December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 3 to the financial statements, the Company's deficit in working capital and losses raises substantial doubt about its ability to continue as a going concern. Management's plans concerning these matters are also described in Note 3.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ De Joya Griffith & Company, LLC

De Joya Griffith & Company, LLC
Henderson, Nevada
July 31, 2007

2580 Anthem Village Drive, Henderson, NV 89052
Telephone (702) 588-5960 * Facsimile (702) 588-5979

CENTRIC RX, INC.
(A Development Stage Company)
Balance Sheets

ASSETS
	December 31, 2006	December 31, 2005
CURRENT ASSETS

Cash	$38.05	$134.05

Total Current Assets	38.05	134.05

OTHER ASSETS

Software	250,000.00	250,000.00
Less Accumulated Depreciation	(104,166.67)	(54,166.67)

Total Other Assets	145,833.33	195,833.33

TOTAL ASSETS	$145,871.38	$195,967.38

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES

Due to – related party	$75,000.00	$75,000.00

Total Current Liabilities	75,000.00	75,000.00

Total Liabilities	75,000.00	75,000.00

STOCKHOLDERS’ EQUITY

Common stock: 25,000,000 shares authorized of $0.0001
par value, 10,000,000 shares issued and outstanding	1,000.00	1,000.00

Additional paid-in capital	178,747.60	177,077.20

Deficit accumulated during the development stage	(108,876.22)	(57,109.82)

Total Stockholders’ Equity	70,871.38	120,967.38

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$145,871.38	$195,967.38

The accompanying notes are an integral part of these financial statements.

CENTRIC RX, INC.
(A Development Stage Company)
Statements of Operations

	For the Year Ended December 31,		From Inception of the Development Stage on August 31, 2004 through December 31,
	2006	2005	2006

NET SALES	-	-	-

COST OF SALES	-	-	-

GROSS MARGIN	-	-	-

EXPENSES

Depreciation expense	50,000.00	50,000.00	104,166.67
Bank service charges	96.00	96.00	216.00
Legal and Professional	-	-	325.00
Office expense	-	125.00	171.10
Miscellaneous	-	-	50.00
Postage & delivery	-	-	49.85
Rent	1,670.40	1,670.40	3,897.60

Total Expenses	51,766.40	51,891.40	108,876.22

LOSS BEFORE OTHER INCOME (EXPENSE)	(51,766.40)	(51,891.40)	(108,876.22)

NET LOSS	(51,766.40)	(51,891.40)	(108,876.22)

BASIC INCOME PER SHARE	(0.0052)	(0.0052)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING	10,000,000.00	10,000,000.00

The accompanying notes are an integral part of these financial statements.

CENTRIC RX, INC.
(A Development Stage Company)
Statements of Stockholders’ Equity

			Additional	Stock
	Common Stock		Paid-in	Subscription	Accumulated
	Shares	Amount	Capital	(Receivable)	Deficit	Total
Balance, August, 31, 2004	-	$-	$-	$-	$-	$-

Common stock issued	8,000,000	800.00	-	(75.00)	-	725.00
Common stock issued for software	2,000,000	200.00	174,800.00	-	-	175,000.00
Expenses paid – capital contribution	-	-	556.80	-	-	556.80
Net loss for the period ended
December 31, 2004	-	-	-	-	(5,218.42)	(5,218.42)

Balance, December 31, 2004	10,000,000	1,000.00	175,356.80	(75.00)	(5,218.42)	171,500.22

Collection on stock subscription receivable	-	-	-	75.00	-	75.00

Expenses paid – capital contribution	-	-	1,720.40	-	-	1,720.40

Net loss for the year ended
December 31, 2005	-	-	-	-	(51,891.40)	(51,891.40)

Balance, December 31, 2005	10,000,000	1,000.00	177,077.20	-	(57,109.82)	120,967.38

Expenses paid – capital contribution	-	-	1,670.40	-	-	1,670.40

Net loss for the year ended
December 31, 2006	-	-	-	-	(51,766.40)	(51,766.40)

Balance, December 31, 2006	10,000,000	$1,000.00	$178,747.60	$-	$(108,876.22)	$70,871.38

The accompanying notes are an integral part of these financial statements.

CENTRIC RX, INC.
(A Development Stage Company)
Statements of Cash Flows

	For the Year Ended December 31,		From Inception of the Development Stage on August 31, 2004 through December 31,
	2006	2005	2006
CASH FLOWS FROM OPERATING ACTIVITIES

Net loss	$(51,766.40)	$(51,891.40)	(108,876.22)

Adjustments to reconcile net loss to net cash (used) by operating activities:
Depreciation expense	50,000.00	50,000.00	104,166.67
Non-compensated executive services	1,670.40	1,720.40	4,272.60

Net Cash (Used) by Operating Activities	(96.00)	(171.00)	(436.95)

CASH FLOWS FROM INVESTING ACTIVITIES	-	-	-

CASH FLOWS FROM FINANCING ACTIVITIES

Proceeds from stock subscriptions	-	75.00	475.00

Net Cash Provided by Financing Activities	-	75.00	475.00

NET INCREASE (DECREASE) IN CASH	(96.00)	(96.00)	38.05

CASH AT BEGINNING OF YEAR	134.05	230.05	-

CASH AT END OF YEAR	$38.05	$134.05	$38.05

SUPPLEMENTAL SCHEDULE OF CASH FLOW ACTIVITIES

CASH PAID FOR:

Interest	$-	$-	$-
Income taxes	$-	$-	$-

NON-CASH FINANCING ACTIVITIES:

Common stock issued for software acquisition	$-	$175,000.00	$175,000.00
Due to related party related to software acquisition	$-	$75,000.00	$75,000.00

The accompanying notes are an integral part of these financial statements.

CENTRIC RX, INC.
(A Development Stage Company)
Notes to the Financial Statements
December 31, 2006 and 2005

NOTE 1 -	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a.  Organization

The financial statements presented are those of Centric Rx, Inc. Centric Rx, Inc. was originally incorporated under the laws of the State of Nevada on August 31, 2004.  Centric Rx, Inc. was incorporated with the business intent of developing a business with the purpose of fulfillment and distribution of prescription medicines.

In December, 2004, Centric Rx, Inc. entered into an Asset Purchase Agreement to purchase certain assets from Dave Abbott and Richard Brugger, dba MTRXMD.com valued at $250,000.00 in exchange for 2,000,000 shares of Centric Rx, Inc. common stock and $75,000.00 due to Canada Pharmacy Express Ltd due on the initial financing of Centric Rx, Inc.

The Company is in the development stage and is actively pursuing a merger with an operating company.

b.  Accounting Method

The Company’s financial statements are prepared using the accrual method of accounting.  The Company has elected a December 31 year end.

c.  Cash and Cash Equivalents

Cash equivalents include short-term, highly liquid investments with maturities of three months or less at the time of acquisition.

                      d.   Basic and Diluted Loss Per Share

	For the Years Ended December 31,
	2006	2005
Income (numerator)	$(51,766.40)	$(51,891.40)
Shares (denominator)	10,000,000	10,000,000

Per share amount	$(0.0520)	$(0.0520)

The basic and diluted loss per share of common stock is based on the weighted average number of shares issued and outstanding during the period of the financial statements.  As a result, basic and diluted loss per share amounts are essentially the same for the periods ended December 31, 2006 and 2005.

e.  Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

CENTRIC RX, INC.
(A Development Stage Company)
Notes to the Financial Statements
December 31, 2006 and 2005

f.  Provision for Taxes

At December 31, 2006, the Company had an accumulated tax deficit of approximately $108,876.22 which includes net operating loss carryforwards that may be offset against future taxable income through 2026.  No tax benefit has been reported in the financial statements as the Company believes there is a 50% or greater chance the net operating loss carryforwards will expire unused.  Accordingly, the potential tax benefits of the net operating loss carryforwards are offset by a valuation allowance of the same amount.

The income tax benefit differs from the amount computed at the federal statutory rates of approximately 38% as follows:

	For the Years Ended December 31,
	2006	2005
Income tax benefit at statutory rate	$42,462	$22,273
Change in valuation allowance	(42,462)	(22,273)

	$-	$-

Deferred tax assets (liabilities) are comprised of the following:

	For the Years Ended December 31,
	2006	2005
Income tax benefit at statutory rate	$42,462	$22,273
Change in valuation allowance	(42,462)	(22,273)

	$-	$-

Due to the change in ownership provisions of the Tax Reform Act of 1986, net operating loss carry forwards for Federal income tax reporting purposes are subject to annual limitations.  Should a change in ownership occur, net operating loss carryforwards may be limited as to use in the future.

g. Revenue Recognition

Revenue recognition policies will be determined when planned principle operations commence.

h.  Long Lived Assets

All long lived assets are evaluated yearly, or whenever events dictate, for impairment per SFAS 121.  Any impairment in value is recognized as an expense in the period when the impairment occurs.  The Company had no recognized impairment expense in 2006 or 2005.

CENTRIC RX, INC.
(A Development Stage Company)
Notes to the Financial Statements
December 31, 2006 and 2005

i.  Advertising

The Company follows the policy of charging the costs of advertising to expense as incurred.  Advertising expense for the periods ended December 31, 2006 and 2005 was $-0-, and $-0-, respectively.

j.  New Accounting Pronouncements

In February 2006, the FASB issued SFAS No. 155, “Accounting for Certain Hybrid Financial Instruments: ("SFAS 155”).  SFAS 155 allows any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation under SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities” to be carried at fair value in its entirety, with changes in fair values recognized in earnings.  In addition, SFAS 155 requires that beneficial interests in securitized financial asserts be analyzed to determine whether they are freestanding derivatives or contain an embedded.  SFAS 155 also eliminates a prior restriction on the types of passive derivatives that a qualifying special purpose entity is permitted to h old.  SFAS 155 is applicable to new or modified financial instruments in fiscal years beginning after September 15, 2006, though the provisions related to fair value accounting for hybrid financial instruments can also be applied  existing instruments.  Early adoption, as of the beginning of an entity’s fiscal year, is also permitted, provided interim financial statements have not yet been issued.  WE are currently evaluating the potential impact, if any, that the adoption of SFAS 155 will have on our financial statements.

In July 2006, the FASB issued Financial Interpretation NO. (FIN) 48, “Accounting for Uncertainty in Income Taxes, which applies to all tax positions related to income taxes subject to No. 109 (SFAS 109), Accounting for Income Taxes.  This includes tax positions considered to be “routine” as wells as those with a high degree of uncertainty.  FIN 48 utilizes a two-step approach for evaluating tax positions.  Recognition (step one) occurs when an enterprise concludes that a tax position, based solely on its technical merits, is more-likely-than-not to be sustained upon examination.  Measurement (step two) is only addressed if step one had been satisfied (i.e., the position is more-likely-than-not to be sustained).  Under step two the tax benefit is measured as the largest amount of benefit, determined on a cumulative probability basis that is more-likely-than-not to be realized upon ultimate settlement.  FIN 48’s use of the term “more-likely-than-not” in steps one and two is consistent with how that term is used in SFAS 109 (i.e., a likelihood of occurrence greater than 50 percent).  Those tax positions failing to qualify for initial recognition in the first subsequent interim period they meet the more-likely-than-not standard, or are resolved through negotiation or litigation with the taxing authority, or upon expiration of that statute of limitations.  Derecognition of a tax position that was previously recognized would occur when a company subsequently determines that a tax position no longer meets the more-likely-than-not threshold of being sustained.  Fin 48 specifically prohibits the use of a valuation allowance as a substitute for derecognition of tax positions.

CENTRIC RX, INC.
(A Development Stage Company)
Notes to the Financial Statements
December 31, 2006 and 2005

j.  New Accounting Pronouncements (Continued)

Additionally, FIN 48 requires expanded disclosure requirements, which include a tabular roll forward of the beginning and ending aggregate unrecognized tax benefits as well as specific detail related to tax uncertainties for which it is reasonably possible the amount of unrecognized tax benefit will significantly increase or decrease within twelve months. These disclosures are required at each annual reporting period unless a significant change occurs in an interim period.  FIN 48 is effective for fiscal years beginning after December 15, 2006 (our fiscal year 2007).  We do not believe the adoption will have a material impact on our results of operation.

Implementation of the provisions of these pronouncements are not expected to have a significant effect on the Company’s financial statement presentation.

k.  Principles of Consolidation

The financial statements include those of Centric Rx, Inc. There are no subsidiaries, therefore no transactions were eliminated.

l.  Stock Options and Warrants

As permitted by FASB Statement 123R “Accounting for Stock Based Compensation” (SFAS No. 123R), the Company elects  to measure and record compensation cost relative to stock options and warrants granted to employees when the option or warrant price is less than the market price of the underlying common stock on the date of the grant.  The Company measures the fair value of each stock option at the grant date by using the Black-Scholes option pricing model.

The Company measures the fair value of each stock option at the grant date by using the Black-Scholes option pricing model.

There were no options granted in 2006.  There are no options outstanding at December 31, 2006.

NOTE 2 -    RELATED PARTY TRANSACTIONS

The Company issued 2,000,000 shares of common stock to a related party per an agreement wherein the Company acquired software valued at $250,000.00 and has an unsecured, non-interest bearing balance payable of $75,000.00 due on completion of the Share Exchange Agreement with Worldwide Securities.

During the years ended December 31, 2006 and 2005, related parties advanced for the Company $ 1,670.40 and $ 1,795.40 respectively.  The proceeds were used for general corporate purposes.

2

CENTRIC RX, INC.
(A Development Stage Company)
Notes to the Financial Statements
December 31, 2006 and 2005

NOTE 3 -	GOING CONCERN

The Company’s financial statements are prepared using generally accepted accounting principles applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business.  The Company has incurred a loss for the year ended December 31, 2006 which has resulted in an accumulated deficit of $ 108,876.22 at December 31, 2006 which raises substantial doubt about the Company’s ability to continue as a going concern.  The accompanying financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might result from the outcome of this uncertainty.

NOTE 4 -	SUBSEQUENT EVENTS

On February 22, 2007, Centric, Rx, Inc. entered into a retail sponsor agreement with Agelity, Inc. of Melville, New York wherein Centric will use its best efforts to oversee the distribution of the programs prescription drug identification cards, member guides and other inserts to all of Centric’s subscribers. Along with other related duties, Centric agreed to use Agelity as its claims processor and pharmacy network provider. The non-exclusive agreement has a term of three (3) years with automatic renewals for successive additional one year terms unless written notice is given by either party.

On April 1, 2007 Centric Rx, Inc. entered upon an Exclusivity Agreement with Affiliated Benefit Solutions, LLC (ABS, LLC) an Ohio Corporation, ending  on July 31, 2007 , setting forth certain matters relating to Centric Rx. Inc. obtaining all past, current and future business of ABS.LLC with automatic three month renewals as mutually agreed upon.

On June 28, 2007, Centric Rx, Inc. entered into a share exchange agreement with Worldwide Strategies Incorporated, a Nevada corporation (WWSI).  The agreement calls for Centric shareholders to receive an aggregate of up to 2,250,000 Post-Reverse split shares of WWSI Common Stock on a pro rata basis.  Each share of Centric that is issued and outstanding immediately prior to the exchange will be converted automatically into the right to receive 0.28125 Post-Reverse Split Shares of WWSI Common Stock.

On July 8, 2007 Centric Rx, Inc. obtained an Understanding of Contract Agreement with Great American Discount Buyers Association with the purpose of creating avenues from which state of the art marketing techniques are implemented and products are developed.